UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

TABLE OF CONTENTS

VY® BrandywineGLOBAL- Bond Portfolio Portfolio - VGSBX

Portfolio: VGSBX

VY® BrandywineGLOBAL- Bond Portfolio

Annual Shareholder Report

                   December 31, 2024

This annual shareholder report contains important information about VY® BrandywineGLOBAL- Bond Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://individuals.voya.com/product/variable-portfolio/prospectuses-reports. You can also request this information by contacting us at 1-800-992-0180.

What were the Fund’s costs for the last year?  (based on a hypothetical $10,000 investment)

Class Name	Costs of $10K investment	Costs paid as % of $10K investment
Portfolio	$58	0.58%

How did the Fund perform in the past 12 months?

For the year ended December 31, 2024, the Fund underperformed the Bloomberg U.S. Aggregate Bond Index.

↑ Top contributors to performance: Contributing to performance was spread movement and yield profile.  An overweight allocation to agency MBS contributed positively.   Also, an overweight to investment grade corporates in the consumer cyclical, energy and financial sectors added to performance.

↓ Top detractors from performance: An overweight position in portfolio duration via US Treasuries detracted from performance.  An underweight to investment grade corporates also detracted from relative performance.

Total Return Based on $10,000 Investment

	Portfolio	Bloomberg U.S. Aggregate Bond Index
2/20/2015	$10,000	$10,000
2015	$10,020	$10,007
2016	$10,290	$10,337
2017	$10,592	$10,703
2018	$10,417	$10,704
2019	$11,471	$11,637
2020	$13,475	$12,511
2021	$13,631	$12,319
2022	$12,010	$10,716
2023	$12,673	$11,308
2024	$12,776	$11,450

For the above performance graph and below table: Past performance does not guarantee future results. These do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Figures do not reflect insurance-related charges imposed under a variable contract or qualified plan and assume reinvestment of dividends and capital gains. Performance shown, includes, if applicable, the effect of fee waivers and/or expense reimbursements.

Average Annual Total Returns

Fund	1 Year	5 Years	Since Inception (2/20/2015)
Portfolio	0.81%	2.18%	2.52%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.32%

Prior to August 9, 2019, the Fund was managed by a different sub-adviser. The performance information for these periods reflects returns achieved by a different sub-adviser.

Fund Statistics

  Total Net Assets$213,835,708
  # of Portfolio Holdings51
  Portfolio Turnover Rate127%
  Investment Advisory Fees Paid$1,091,349

What did the Fund invest in?

The tables below reflect the investment makeup of the Fund, excluding derivatives unless otherwise noted, shown as percentage of Fund net assets. Portfolio holdings are subject to change daily.

Top 10 Holdings

United States Treasury Bonds, 3.000%, 08/15/52	11.2%
United States Treasury Notes, 3.875%, 08/15/34	9.7%
United States Treasury Floating Rate Notes, 4.481%, 10/31/26	8.2%
Federal National Mortgage Association, 0.500%, 11/07/25	5.6%
Federal Home Loan Mortgage Corp., 0.375%, 07/21/25	5.2%
Federal Home Loan Banks, 3.625%, 09/04/26	4.9%
Ginnie Mae, 6.000%, 09/20/54	4.2%
Ginnie Mae, 6.000%, 07/20/54	4.1%
Ginnie Mae, 6.000%, 08/20/54	2.9%
Ginnie Mae, 5.500%, 09/20/54	2.8%

Investment Type Allocation

Value	Value
Assets in Excess of Other Liabilities	3.1%
Corporate Bonds/Notes	7.7%
U.S. Treasury Obligations	32.2%
U.S. Government Agency Obligations	57.0%

Availability of Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings & proxy voting, scan the below QR code, visit https://individuals.voya.com/product/variable-portfolio/prospectuses-reports or call us at 1-800-992-0180.

Portfolio: VGSBX

VY® BrandywineGLOBAL- Bond Portfolio

92913J309-AR

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 19(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Christopher P. Sullivan are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Sullivan are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2024 and December 31, 2023.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $32,241 for the year ended December 31, 2024 and $31,545 for the year ended December 31, 2023.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2024 and $0 for the year ended December 31, 2023.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $5,831 for the year ended December 31, 2024 and $5,433 for the year ended December 31, 2023. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2024 and $0 for the year ended December 31, 2023.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.            Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.            Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.            Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.       Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.            Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.            Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:    November 16, 2023

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2024 to December 31, 2024

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

There were no services, or 0%, provided to the registrant by EY that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2024 and December 31, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2024	2023
Voya Variable Insurance Trust	$5,831	$5,433
Voya Investments, LLC (1)	$15,784,141	$17,183,452

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The annual financial statements, the Financial Highlights, and the Items 8-11 are attached herewith.

Annual Financial Statements and Other Information

December 31, 2024

Voya Investors Trust

■          Voya Inflation Protected Bond Plus Portfolio (formerly, VY® BlackRock Inflation Protected Bond Portfolio)

Classes ADV, I and S

Voya Variable Insurance Trust

■         VY® BrandywineGLOBAL – Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; and (2) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at https://individuals.voya.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: https://individuals.voya.com/product/variable-portfolio/ prospectuses-reports and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Inflation Protected Bond Plus Portfolio (formerly VY® BlackRock Inflation Protected Bond Portfolio) and VY® BrandywineGLOBAL – Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Inflation Protected Bond Plus Portfolio (formerly VY® BlackRock Inflation Protected Bond Portfolio) and VY® BrandywineGLOBAL – Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of December 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 27, 2025

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2024

	Voya	VY®
	Inflation	Brandywine
	Protected Bond	GLOBAL —
	Plus	Bond
	Portfolio	Portfolio
ASSETS:
Investments in securities at fair value*	$171,254,607	$207,027,486
Investments in affiliates at fair value**	8,823,946	–
Short-term investments at fair value†	19,620,179	4,156,820
Cash	667,562	–
Cash collateral for futures contracts	769,814	1,673,907
Cash pledged for centrally cleared swaps (Note 2)	2,000,000	–
Cash pledged as collateral for OTC derivatives (Note 2)	460,000	–
Receivables:
Fund shares sold	279,085	37,769
Dividends	5,148	14,685
Interest	1,122,664	1,567,357
Variation margin on futures contracts	64,547	–
Variation margin on centrally cleared swaps	23,147	–
Unrealized appreciation on forward foreign currency contracts	30,440	–
Prepaid expenses	1,257	1,358
Reimbursement due from Investment Adviser	43,067	–
Other assets	21,023	8,118
Total assets	205,186,486	214,487,500
LIABILITIES:
Payable for fund shares redeemed	53,336	506,714
Payable to broker	460,000	–
Unrealized depreciation on forward foreign currency contracts	12,033	–
Unrealized depreciation on OTC swap agreements	525,507	–
Payable for investment management fees	93,091	90,792
Payable for distribution and shareholder service fees	37,610	–
Payable to custodian due to foreign currency overdraft§	4	–
Payable to trustees under the deferred compensation plan (Note 6)	21,023	8,118
Payable for trustee fees	531	546
Other accrued expenses and liabilities	76,775	45,622
Total liabilities	1,279,910	651,792
NET ASSETS	$203,906,576	$213,835,708

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$294,913,358	$246,632,823
Total distributable loss	(91,006,782)	(32,797,115)
NET ASSETS	$203,906,576	$213,835,708

* Cost of investments in securities	$178,378,323	$210,360,131
** Cost of investments in affiliates	$8,870,000	$—
† Cost of short-term investments	$19,620,976	$4,156,820
‡ Cost of foreign currencies	$—	$—
§ Cost of foreign currency overdraft	$330	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2024 (continued)

	Voya	VY®
	Inflation	Brandywine
	Protected Bond	GLOBAL —
	Plus	Bond
	Portfolio	Portfolio
Class ADV
Net assets	$31,884,545	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	3,687,662	n/a
Net asset value and redemption price per share	$8.65	n/a

Class I
Net assets	$73,235,523	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,112,467	n/a
Net asset value and redemption price per share	$9.03	n/a

Class S
Net assets	$98,786,508	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	11,031,279	n/a
Net asset value and redemption price per share	$8.96	n/a

Portfolio(1)
Net assets	n/a	$213,835,708
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	23,145,881
Net asset value and redemption price per share	n/a	$9.24

(1)         Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2024

	Voya	VY®
	Inflation	Brandywine
	Protected Bond	GLOBAL —
	Plus	Bond
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$78,763	$260,793
Interest, net of foreign taxes withheld*	9,572,662 (1)	10,046,441
Other	1,055	1,084
Total investment income	9,652,480	10,308,318
EXPENSES:
Investment management fees	1,161,767	1,091,349
Distribution and shareholder service fees
Class ADV	215,436	—
Class S	262,907
Transfer agent fees		439
Class ADV	10,814	—
Class I	21,457	—
Class S	31,664	—
Shareholder reporting expense	13,603	4,587
Professional fees	52,819	136,773
Custody and accounting expense	160,478	16,285
Trustee fees	5,308	5,458
Miscellaneous expense	10,810	13,661
Interest expense	3,057	1,441
Total expenses	1,950,120	1,269,993
Waived and reimbursed fees	(142,778)	—
Net expenses	1,807,342	1,269,993
Net investment income	7,845,138	9,038,325
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,570,435)	(1,445,403)
Forward foreign currency contracts	355,873	—
Foreign currency related transactions	8,921	—
Futures	(468,777)	1,579,564
Swaps	658,328	—
Written options	288,639	—
Net realized gain (loss)	(10,727,451)	134,161
Net change in unrealized appreciation (depreciation) on:
Investments	4,180,053	(4,253,603)
Affiliates	(46,054)	—
Forward foreign currency contracts	17,123	—
Foreign currency related transactions	(2,048)	—
Futures	3,069,897	(4,208,393)
Swaps	(544,780)	—
Written options	69,298	—
Sales commitments	42,566	—
Net change in unrealized appreciation (depreciation)	6,786,055	(8,461,996)
Net realized and unrealized loss	(3,941,396)	(8,327,835)
Increase in net assets resulting from operations	$3,903,742	$710,490
* Foreign taxes withheld	$7,740	$—

(1) Includes net inflationary and deflationary adjustments. See Note 2 of the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya		VY®
	Inflation Protected Bond		BrandywineGLOBAL —
	Plus Portfolio		Bond Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
FROM OPERATIONS:
Net investment income	$7,845,138	$8,204,919	$9,038,325	$9,400,149
Net realized gain (loss)	(10,727,451)	(12,757,946)	134,161	(21,227,486)
Net change in unrealized appreciation (depreciation)	6,786,055	14,068,815	(8,461,996)	25,940,584
Increase in net assets resulting from operations	3,903,742	9,515,788	710,490	14,113,247
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	—	—	(9,403,998)	(5,046,842)
Class ADV	(1,206,252)	(1,253,985)	—	—
Class I	(2,708,682)	(2,616,072)	—	—
Class S	(3,758,175)	(4,021,674)	—	—
Total distributions	(7,673,109)	(7,891,731)	(9,403,998)	(5,046,842)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,374,554	21,083,454	63,361,253	52,927,045
Reinvestment of distributions	7,673,109	7,891,731	9,403,998	5,046,842
	38,047,663	28,975,185	72,765,251	57,973,887
Cost of shares redeemed	(49,834,524)	(65,352,589)	(78,707,288)	(104,883,514)
Net decrease in net assets resulting from capital share transactions	(11,786,861)	(36,377,404)	(5,942,037)	(46,909,627)
Net decrease in net assets	(15,556,228)	(34,753,347)	(14,635,545)	(37,843,222)
NET ASSETS:
Beginning of year or period	219,462,804	254,216,151	228,471,253	266,314,475
End of year or period	$203,906,576	$219,462,804	$213,835,708	$228,471,253

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Inflation Protected Bond Plus Portfolio
Class ADV
12-31-24	8.82	0.30	•	(0.17)	0.13	0.30	—	—	0.30	—	8.65	1.46	1.29	1.23	1.23	3.42	31,885	279
12-31-23	8.76	0.27	•	0.06	0.33	0.27	—	—	0.27	—	8.82	3.83	1.27	1.22	1.22	3.09	38,745	297
12-31-22	10.51	0.35	•	(1.73)	(1.38)	0.32	—	0.05	0.37	—	8.76	(13.34)	1.23	1.18	1.18	3.70	43,212	231
12-31-21	10.28	0.22	•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
Class I
12-31-24	9.19	0.36	•	(0.17)	0.19	0.35	—	—	0.35	—	9.03	2.09	0.69	0.63	0.63	3.92	73,236	279
12-31-23	9.13	0.34	•	0.05	0.39	0.33	—	—	0.33	—	9.19	4.30	0.67	0.62	0.62	3.70	69,071	297
12-31-22	10.94	0.42	•	(1.79)	(1.37)	0.39	—	0.05	0.44	—	9.13	(12.74)	0.63	0.58	0.58	4.27	77,275	231
12-31-21	10.68	0.30	•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
Class S
12-31-24	9.12	0.33	•	(0.16)	0.17	0.33	—	—	0.33	—	8.96	1.86	0.94	0.88	0.88	3.64	98,787	279
12-31-23	9.05	0.31	•	0.06	0.37	0.30	—	—	0.30	—	9.12	4.17	0.92	0.87	0.87	3.43	111,647	297
12-31-22	10.85	0.40	•	(1.79)	(1.39)	0.36	—	0.05	0.41	—	9.05	(13.03)	0.88	0.83	0.83	4.06	133,729	231
12-31-21	10.60	0.26	•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
VY® BrandywineGLOBAL- Bond Portfolio
12-31-24	9.59	0.39	•	(0.32)	0.07	0.42	—	—	0.42	—	9.24	0.81	0.58	0.58	0.58	4.14	213,836	127
12-31-23	9.29	0.38	•	0.13	0.51	0.21	—	—	0.21	—	9.59	5.53	0.55	0.55	0.55	4.01	228,471	126
12-31-22	11.22	0.16	•	(1.45)	(1.29)	0.11	0.53	—	0.64	—	9.29	(11.89)	0.55	0.56	0.56	1.60	266,314	184
12-31-21	12.03	0.10	•	0.04	0.14	0.19	0.76	—	0.95	—	11.22	1.15	0.54	0.58	0.58	0.84	343,329	57
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-two active separate investment series. The one series included in this report is: Voya Inflation Protected Bond Plus Portfolio (“Inflation Protected Bond Plus”), a diversified series of Voya Investors Trust. Prior to December 6, 2024, Voya Inflation Protected Bond Plus Portfolio was known as VY® BlackRock Inflation Protected Bond Portfolio.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” Inflation Protected Bond Plus and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for Inflation Protected Bond Plus are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Board Codification Topic 946 Financial Services - Investment Companies.

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For Inflation Protected Bond Plus, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a mutual fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2024, the maximum amount of loss that Inflation Protected Bond Plus would incur if the counterparties to its derivative transactions failed to perform would be $30,440 which represents the gross payments to be received by the Portfolio on forward foreign currency contracts were they to be unwound as of December 31, 2024. At December 31, 2024, Inflation Protected Bond Plus did not receive any cash collateral for its open OTC derivative transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2024, Inflation Protected Bond Plus had a liability position of $537,540 on forward foreign currency contracts and OTC total return swaps with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2024, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2024, Inflation Protected Bond Plus had pledged $460,000 in cash collateral for its open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2024, Inflation Protected Bond Plus had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2024, Inflation Protected Bond Plus had average contract amounts of $3,153,603 and $6,545,107 on forward foreign currency contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2024.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the

Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2024, Inflation Protected Bond Plus and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended December 31, 2024, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Inflation Protected Bond Plus	$33,175,411	$46,357,981
Bond Portfolio	113,378,360	—

Please refer to the tables within Portfolio of Investments for open futures contracts for Inflation Protected Bond Plus and Bond Portfolio at December 31, 2024

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2024, Inflation Protected Bond Plus had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. Inflation Protected Bond Plus had average notional values of $95,683,726 and $78,525,713, respectively, on purchased and written exchange-traded futures contracts. There were no open purchased and written options on exchange-traded futures contracts at December 31, 2024.

During the year ended December 31, 2024, Inflation Protected Bond Plus had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Inflation Protected Bond Plus had average notional values of $24,374,733 and $49,238,257, respectively, on purchased and written interest rate swaptions. There were no open purchased and written interest rate swaptions at December 31, 2024.

During the year ended December 31, 2024, Inflation Protected Bond Plus had purchased foreign currency options to manage its foreign exchange exposure. Inflation Protected Bond Plus had an average notional value of $5,978,000 on purchased foreign currency options. There were no open purchased foreign currency options at December 31, 2024.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2024, Inflation Protected Bond Plus bought credit protection on certain single-name issuers (corporate or sovereign) with an average notional amount of $964,000 to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which the Portfolio is not otherwise exposed.

During the year ended December 31, 2024, Inflation Protected Bond Plus sold credit protection on credit default swap indices (“CDX”) with an average notional amount of $4,314,457 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

There were no open credit default swaps to buy and sell protection at December 31, 2024.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended December 31, 2024, Inflation Protected Bond Plus had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for Inflation Protected Bond Plus was $118,309,793.

For the year ended December 31, 2024, Inflation Protected Bond Plus had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amount on short interest rate swaps for Inflation Protected Bond Plus was $13,411,851.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Inflation Protected Bond Plus for open interest rate swaps at December 31, 2024.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2024, Inflation Protected Bond Plus had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“long inflation-linked swap”). Average notional amount on long inflation-linked swaps for Inflation Protected Bond Plus was $2,766,020.

For the year ended December 31, 2024, Inflation Protected Bond Plus had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $104,316,630.

Inflation Protected Bond Plus used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for Inflation Protected Bond Plus for open inflation-linked swaps at December 31, 2024.

At December 31, 2024, Inflation Protected Bond Plus pledged $2,000,000 in cash collateral for open centrally cleared swaps.

Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Portfolio’s use of a total return swap exposes the Portfolio to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended December 31, 2024, Inflation Protected Bond Plus had an average notional amount of $49,500,000 on receiver total return swaps. Please refer to the tables within the Portfolio of Investments for open total returns swaps at December 31, 2024.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no open sales commitments held by Inflation Protected Bond Plus at December 31, 2024.

O. Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2024, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Inflation Protected Bond Plus	$75,133,270	$92,520,346
Bond Portfolio	10,586,242	6,746,985

U.S. government securities not included above were as follows:

	Purchases	Sales
Inflation Protected Bond Plus	$526,753,983	$567,271,140
Bond Portfolio	249,563,144	270,790,546

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Inflation Protected	0.55% on the first $200 million;
Bond Plus	0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

Effective December 6, 2024, the management fee waiver of 0.05% for Inflation Protected Bond Plus was eliminated in connection with a sub-adviser change. Prior to December 6, 2024, the Investment Adviser was contractually obligated to waive 0.05% of the management fee. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation required approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiiliated sub-adviser):

Portfolio	Sub-Adviser
Inflation Protected Bond Plus	Voya Investment Management Co. LLC*
Bond Portfolio	Brandywine Global Investment Management, LLC

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Prior to December 6, 2024, the sub-adviser for Inflation Protected Bond Plus was BlackRock Financial Management, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of Inflation Protected Bond Plus. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of Inflation Protected Bond Plus have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2024, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment
Company	Portfolio	Percentage
Voya Institutional Trust Company	Inflation Protected Bond Plus	17.22%
Voya Solution 2025 Portfolio	Bond Portfolio	12.79
Voya Solution 2035 Portfolio	Bond Portfolio	10.70
Voya Solution Balanced Portfolio	Bond Portfolio	5.84
Voya Solution Income Portfolio	Bond Portfolio	6.92
Voya Solution Moderately Aggressive Portfolio	Bond Portfolio	8.83

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities.

Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2024, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Inflation Protected Bond Plus	$63,508

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit
Portfolio	(as a percentage of net assets)
Inflation Protected Bond Plus	Class ADV: 1.19%
Class I: 0.59%
Class S: 0.84%
Bond Portfolio	0.58%

Prior to December 6, 2024, the expense limits for Inflation Protected Bond Plus were 1.23%, 0.63% and 0.88% for Class ADV, Class I and Class S, respectively.

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2025	2026	2027	Total
Inflation Protected Bond Plus	$—	$—	$39,404	$39,404

The amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser, and the related expiration dates, as of December 31, 2024, are as follows:

	December 31,
	2025	2026	2027	Total
Inflation Protected Bond Plus
Class ADV	$—	$—	$578	$578
Class I	—	—	1,332	1,332
Class S	—	—	1,753	1,753

The Expense Limitation Agreements are contractual through May 1, 2026 and May 1, 2025 for Inflation Protected Bond Plus and Bond Portfolio, respectively and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 10, 2024, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 9, 2025. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 10, 2024, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 10, 2024.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2024:

Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	For Days	For Days
Portfolio	Utilized	Utilized	Utilized
Inflation Protected Bond Plus	4	$4,481,500	6.14%
Bond Portfolio	2	4,624,500	5.61

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

								Proceeds
						Net increase		from
		Shares	Reinvestment			(decrease) in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Inflation Protected Bond Plus
Class ADV
12/31/2024	103,013	—	138,123	(947,529)	—	(706,393)	903,830	—	1,206,252	(8,321,044)	—	(6,210,962)
12/31/2023	300,597	—	142,664	(980,003)	—	(536,742)	2,682,282	—	1,253,985	(8,599,596)	—	(4,663,329)
Class I
12/31/2024	1,800,866	—	296,958	(1,499,236)	—	598,588	16,538,164	—	2,708,682	(13,769,399)	—	5,477,447
12/31/2023	1,705,465	—	285,505	(2,945,229)	—	(954,259)	15,616,749	—	2,616,072	(26,971,145)	—	(8,738,324)
Class S
12/31/2024	1,400,799	—	415,542	(3,029,668)	—	(1,213,327)	12,932,560	—	3,758,175	(27,744,081)	—	(11,053,346)
12/31/2023	304,172	—	442,310	(3,274,121)	—	(2,527,639)	2,784,423	—	4,021,674	(29,781,848)	—	(22,975,751)
Bond Portfolio
12/31/2024	6,740,911	—	1,032,272	(8,438,963)	—	(665,780)	63,361,253	—	9,403,998	(78,707,288)	—	(5,942,037)
12/31/2023	5,634,277	—	535,758	(11,014,776)	—	(4,844,741)	52,927,045	—	5,046,842	(104,883,514)	—	(46,909,627)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned.

The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 10 — SECURITIES LENDING (continued)

(the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-

backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2024, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, straddle loss deferrals, swaps and wash sale deferrals.

The following permanent tax differences have been reclassified as of December 31, 2024:

	Paid-in	Distributable
	Capital	Earnings
Inflation Protected Bond Plus	$(63,841)	$63,841

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for U.S. federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2024	2023
	Ordinary	Ordinary
	Income	Income
Inflation Protected Bond Plus	$7,673,109	$7,891,731
Bond Portfolio	9,403,998	5,046,842

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2024 were:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed	Unrealized			Total
	Ordinary	Appreciation/	Capital Loss Carryforwards		Distributable
	Income	(Depreciation)	Amount	Character	Earnings/(Loss)
Inflation Protected Bond Plus	$—	$(11,503,259)	$(11,598,355)	Short-term	$(91,006,782)
			(67,905,168)	Long-term
$(79,503,523)
Bond Portfolio	9,049,543	(4,328,172)	(27,816,393)	Short-term	(32,797,115)
			(9,702,093)	Long-term
$(37,518,486)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (Inflation Protected Bond Plus).

As of December 31, 2024, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — MARKET DISRUPTION AND GEOPOLITICAL RISK

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio's investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio's service providers.

NOTE 13 — SEGMENT REPORTING

In November 2023, the FASB issued Accounting Standards Update (“ASU”), ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment

NOTES TO FINANCIAL STATEMENTS as of December 31, 2024 (continued)

NOTE 13 — SEGMENT REPORTING (continued)

Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. Adoption of ASU 2023-07, impacts financial statement disclosure only and did not affect a Portfolio’s financial position or operating results.

Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (“CODM”) to assess performance and make resource allocation decisions. Each Portfolio has one operating segment that derives its income from earnings on its investments. The Product Review Committee (the “Committee”) of the Investment Adviser and its affiliates is deemed to be the CODM. The Committee is comprised of executive leaders and it reviews the operating results of a Portfolio holistically. The CODM considers changes in net assets from operations, expense ratios, total returns and portfolio composition to make resource allocation decisions. Detailed financial information regarding each Portfolio is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of

Assets and Liabilities, investments held on the Portfolio of Investments, results of operations on the Statement of Operations and other information about each Portfolio's performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2024, the Portfolios paid dividends from net investment income of:

	Per Share		Record
	Amount	Payable Date	Date

Inflation Protected Bond Plus
Class ADV	$0.0162	February 3, 2025	January 30, 2025
Class I	$0.0206	February 3, 2025	January 30, 2025
Class S	$0.0187	February 3, 2025	January 30, 2025

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. TREASURY OBLIGATIONS: 45.6%
	United States Treasury Inflation Indexed Bonds: 15.4%
1,644,082	0.125%, 02/15/2051	$905,905	0.4
1,832,463	0.125%, 02/15/2052	995,477	0.5
1,618,254	0.250%, 02/15/2050	944,805	0.5
1,647,576	0.625%, 02/15/2043	1,208,024	0.6
2,117,418	0.750%, 02/15/2042	1,623,748	0.8
2,437,029	0.750%, 02/15/2045	1,767,523	0.9
1,646,369	0.875%, 02/15/2047	1,192,169	0.6
1,222,987	1.000%, 02/15/2046	922,008	0.4
1,079,107	1.000%, 02/15/2048	795,181	0.4
4,778,200	1.000%, 02/15/2049	3,485,456	1.7
2,276,814	1.375%, 02/15/2044	1,896,145	0.9
1,803,688	1.500%, 02/15/2053	1,446,010	0.7
891,319	2.125%, 02/15/2040	860,674	0.4
1,274,242	2.125%, 02/15/2041	1,233,644	0.6
1,777,317	2.125%, 02/15/2054	1,646,622	0.8
5,209,632	2.375%, 10/15/2028	5,291,622	2.6
1,148,273	2.500%, 01/15/2029	1,168,751	0.6
688,237	3.375%, 04/15/2032	745,226	0.4
1,260,785	3.625%, 04/15/2028	1,323,576	0.6
1,856,814	3.875%, 04/15/2029	1,992,133	1.0
		31,444,699	15.4
	United States Treasury Inflation Indexed Notes: 30.2%
3,799,740	0.125%, 01/15/2030	3,452,254	1.7
4,093,674	0.125%, 07/15/2030	3,691,045	1.8
7,312,099	0.125%, 01/15/2031	6,492,097	3.2
4,464,888	0.125%, 07/15/2031	3,931,850	1.9
4,818,051	0.125%, 01/15/2032	4,178,246	2.1
3,624,434	0.250%, 07/15/2029	3,357,862	1.6
5,079,107	0.625%, 07/15/2032	4,541,381	2.2
192,404	0.750%, 07/15/2028	184,846	0.1
395,044	0.875%, 01/15/2029	377,272	0.2
4,937,235	1.125%, 01/15/2033	4,543,180	2.2
601,967	1.250%, 04/15/2028	586,639	0.3
4,922,976	1.375%, 07/15/2033	4,607,217	2.3
2,586,250	1.625%, 10/15/2029	2,543,610	1.3
5,188,976	1.750%, 01/15/2034	4,976,212	2.4
10,390,871	1.875%, 07/15/2034	10,071,340	4.9
4,040,357	2.125%, 04/15/2029	4,046,389	2.0
		61,581,440	30.2

	Total U.S. Treasury
	Obligations
	(Cost $98,867,058)	93,026,139	45.6

CORPORATE BONDS/NOTES: 23.2%
	Basic Materials: 0.2%
65,000 (1)	Glencore Funding LLC, 3.875%, 10/27/2027	63,232	0.0
271,000 (1)	Glencore Funding LLC, 5.371%, 04/04/2029	273,276	0.2
43,000 (1)	Glencore Funding LLC, 6.125%, 10/06/2028	44,361	0.0
63,000 (1)	Glencore Funding LLC, 6.375%, 10/06/2030	66,193	0.0
		447,062	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 1.6%
25,000	Amazon.com, Inc., 2.500%, 06/03/2050	$14,929	0.0
220,000	Amazon.com, Inc., 4.100%, 04/13/2062	172,305	0.1
90,000	AT&T, Inc., 3.500%, 09/15/2053	60,658	0.0
345,000	AT&T, Inc., 3.650%, 09/15/2059	228,744	0.1
4,000	AT&T, Inc., 3.800%, 12/01/2057	2,763	0.0
57,000	AT&T, Inc., 3.850%, 06/01/2060	39,539	0.0
175,000	AT&T, Inc., 4.500%, 03/09/2048	144,986	0.1
198,000	AT&T, Inc., 5.700%, 03/01/2057	190,347	0.1
43,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	25,943	0.0
129,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	83,082	0.1
76,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	46,396	0.0
137,000	Comcast Corp., 2.937%, 11/01/2056	79,860	0.1
153,000	Comcast Corp., 2.987%, 11/01/2063	86,425	0.1
55,000	Comcast Corp., 5.650%, 06/01/2054	53,210	0.0
160,000	Meta Platforms, Inc., 5.550%, 08/15/2064	156,111	0.1
231,000	Meta Platforms, Inc., 5.750%, 05/15/2063	233,448	0.1
16,000	Paramount Global, 4.950%, 05/19/2050	12,055	0.0
21,000	Paramount Global, 5.250%, 04/01/2044	16,397	0.0
82,000	Rogers Communications, Inc., 5.300%, 02/15/2034	79,957	0.1
258,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	252,129	0.1
206,000	T-Mobile USA, Inc., 4.800%, 07/15/2028	204,939	0.1
279,000	T-Mobile USA, Inc., 5.050%, 07/15/2033	273,297	0.1
45,000	Uber Technologies, Inc., 4.800%, 09/15/2034	43,105	0.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
15,000	Uber Technologies, Inc., 5.350%, 09/15/2054	$13,961	0.0
75,000	Verizon Communications, Inc., 1.750%, 01/20/2031	61,833	0.0
29,000	Verizon Communications, Inc., 4.016%, 12/03/2029	27,847	0.0
98,000	Verizon Communications, Inc., 4.272%, 01/15/2036	88,192	0.1
214,000 (1)	Verizon Communications, Inc., 4.780%, 02/15/2035	203,805	0.1
270,000	Verizon Communications, Inc., 5.050%, 05/09/2033	267,032	0.1
		3,163,295	1.6
	Consumer, Cyclical: 0.4%
525,000	Lowe's Cos., Inc., 1.700%, 09/15/2028	469,902	0.2
91,000	Lowe's Cos., Inc., 1.700%, 10/15/2030	76,168	0.0
46,544 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	46,870	0.0
154,000	NIKE, Inc., 3.375%, 03/27/2050	108,549	0.1
80,000	Toyota Motor Credit Corp., 4.550%, 08/09/2029	79,039	0.1
		780,528	0.4
	Consumer, Non-cyclical: 3.2%
313,000	AbbVie, Inc., 4.500%, 05/14/2035	293,300	0.2
109,000	AbbVie, Inc., 5.050%, 03/15/2034	107,733	0.1
209,000	Altria Group, Inc., 3.700%, 02/04/2051	142,264	0.1
110,000	Altria Group, Inc., 4.800%, 02/14/2029	108,775	0.1
160,000	Altria Group, Inc., 6.200%, 11/01/2028	166,337	0.1
76,000	Altria Group, Inc., 6.875%, 11/01/2033	82,486	0.0
97,000	Amgen, Inc., 2.770%, 09/01/2053	56,409	0.0
82,000	Amgen, Inc., 4.200%, 02/22/2052	63,415	0.0
453,000	Amgen, Inc., 5.150%, 03/02/2028	456,401	0.2
154,000	Amgen, Inc., 5.750%, 03/02/2063	147,825	0.1
181,000	BAT Capital Corp., 4.540%, 08/15/2047	142,928	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
33,000	BAT Capital Corp., 4.758%, 09/06/2049	$26,758	0.0
60,000	BAT Capital Corp., 5.650%, 03/16/2052	55,048	0.0
241,000	BAT Capital Corp., 7.081%, 08/02/2053	264,646	0.1
463,000	BAT International Finance PLC, 4.448%, 03/16/2028	455,688	0.2
84,000	Becton Dickinson & Co., 4.693%, 02/13/2028	83,606	0.0
150,000	BHSH System Obligated Group 19A, 3.487%, 07/15/2049	107,134	0.1
26,000	Bristol-Myers Squibb Co., 5.100%, 02/22/2031	26,174	0.0
48,000	Coca-Cola Co., 5.400%, 05/13/2064	46,246	0.0
225,000	CommonSpirit Health, 2.782%, 10/01/2030	199,344	0.1
150,000	CommonSpirit Health, 3.817%, 10/01/2049	111,750	0.1
212,000	CVS Health Corp., 5.000%, 01/30/2029	209,237	0.1
71,000	Elevance Health, Inc., 6.100%, 10/15/2052	71,788	0.0
10,000	Eli Lilly & Co., 5.200%, 08/14/2064	9,320	0.0
300,000	Franciscan Missionaries of Our Lady Health System, Inc. B, 3.914%, 07/01/2049	228,760	0.1
101,000 (1)	Gartner, Inc., 3.625%, 06/15/2029	93,905	0.1
576,000 (1)	Gartner, Inc., 4.500%, 07/01/2028	561,704	0.3
343,000	Gilead Sciences, Inc., 1.650%, 10/01/2030	286,948	0.1
23,000	Global Payments, Inc., 3.200%, 08/15/2029	21,082	0.0
59,000	Global Payments, Inc., 4.950%, 08/15/2027	59,141	0.0
97,000	HCA, Inc., 3.500%, 09/01/2030	88,137	0.1
625,000	HCA, Inc., 5.200%, 06/01/2028	626,734	0.3
139,000	HCA, Inc., 5.450%, 04/01/2031	138,771	0.1
146,000	Humana, Inc., 1.350%, 02/03/2027	135,836	0.1
19,000	Humana, Inc., 3.950%, 03/15/2027	18,643	0.0
150,000	Kaiser Foundation Hospitals 2021, 3.002%, 06/01/2051	97,535	0.1
40,000	Moody's Corp., 4.250%, 02/01/2029	39,223	0.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
175,000	Mount Nittany Medical Center Obligated Group 2022, 3.799%, 11/15/2052	$128,874	0.1
64,000	Pfizer, Inc., 2.700%, 05/28/2050	39,410	0.0
5,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	4,889	0.0
157,000 (1)	Solventum Corp., 5.450%, 02/25/2027	158,572	0.1
64,000 (1)	Solventum Corp., 6.000%, 05/15/2064	62,475	0.0
38,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	37,807	0.0
96,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	82,328	0.0
65,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	58,575	0.0
84,000	UnitedHealth Group, Inc., 5.500%, 04/15/2064	78,549	0.0
77,000	UnitedHealth Group, Inc., 5.750%, 07/15/2064	74,883	0.0
		6,557,393	3.2
	Energy: 4.6%
82,000	Apache Corp., 4.250%, 01/15/2030	77,131	0.0
6,000	BP Capital Markets America, Inc., 4.989%, 04/10/2034	5,838	0.0
288,000 (1)	Cameron LNG LLC, 3.402%, 01/15/2038	239,856	0.1
893,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	898,069	0.5
115,000	Cheniere Energy Partners L.P., 4.000%, 03/01/2031	106,419	0.1
108,000	Cheniere Energy Partners L.P., 4.500%, 10/01/2029	104,637	0.1
162,000	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	165,943	0.1
261,000	Cheniere Energy, Inc., 5.650%, 04/15/2034	262,673	0.1
20,000	Chevron Corp., 3.078%, 05/11/2050	13,239	0.0
64,000	Devon Energy Corp., 4.500%, 01/15/2030	61,932	0.0
24,000	Devon Energy Corp., 5.250%, 10/15/2027	24,032	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
1,143,000	Diamondback Energy, Inc., 3.125%, 03/24/2031	$1,012,079	0.5
615,000	Diamondback Energy, Inc., 3.250%, 12/01/2026	599,236	0.3
1,397,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	1,299,995	0.6
152,000	Diamondback Energy, Inc., 5.900%, 04/18/2064	142,830	0.1
20,000	Eastern Energy Gas Holdings LLC, 5.650%, 10/15/2054	18,884	0.0
37,000	Energy Transfer L.P., 4.950%, 05/15/2028	36,953	0.0
101,000	Energy Transfer L.P., 5.000%, 05/15/2050	85,815	0.1
265,000	Energy Transfer L.P., 5.500%, 06/01/2027	268,490	0.1
124,000	Energy Transfer L.P., 6.050%, 09/01/2054	121,440	0.1
106,000	Energy Transfer L.P., 6.250%, 04/15/2049	106,242	0.1
35,000	EnLink Midstream LLC, 5.650%, 09/01/2034	34,906	0.0
194,000 (1)	EQT Corp., 3.625%, 05/15/2031	173,008	0.1
1,083,000	EQT Corp., 3.900%, 10/01/2027	1,053,789	0.5
235,000	EQT Corp., 5.700%, 04/01/2028	238,683	0.1
18,000	EQT Corp., 7.000%, 02/01/2030	19,162	0.0
156,000	Exxon Mobil Corp., 3.452%, 04/15/2051	109,453	0.1
7,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	4,730	0.0
154,000	Kinder Morgan, Inc., 5.000%, 02/01/2029	153,542	0.1
106,000 (1)	NGPL PipeCo LLC, 3.250%, 07/15/2031	91,489	0.1
32,000	Northwest Pipeline LLC, 4.000%, 04/01/2027	31,426	0.0
908,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	886,874	0.4
73,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	73,192	0.0
60,000 (1)	South Bow USA Infrastructure Holdings LLC, 4.911%, 09/01/2027	59,818	0.0
35,000 (1)	South Bow USA Infrastructure Holdings LLC, 5.026%, 10/01/2029	34,407	0.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
24,000	Targa Resources Corp., 4.950%, 04/15/2052	$20,239	0.0
209,000	Targa Resources Corp., 5.200%, 07/01/2027	210,277	0.1
33,000	Targa Resources Corp., 6.500%, 02/15/2053	34,423	0.0
29,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.000%, 01/15/2032	26,402	0.0
153,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	147,837	0.1
222,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/2028	219,733	0.1
34,000 (1)	Texas Eastern Transmission L.P., 3.500%, 01/15/2028	32,566	0.0
24,000	Transcontinental Gas Pipe Line Co. LLC, 4.000%, 03/15/2028	23,325	0.0
		9,331,014	4.6
	Financial: 7.7%
60,000 (2)	American Express Co., 5.043%, 07/26/2028	60,326	0.0
33,000	American Tower Corp., 2.300%, 09/15/2031	27,460	0.0
268,000	American Tower Corp., 3.550%, 07/15/2027	259,916	0.1
219,000	American Tower Corp., 3.800%, 08/15/2029	207,474	0.1
23,000	American Tower Corp., 4.050%, 03/15/2032	21,346	0.0
110,000	American Tower Corp., 5.200%, 02/15/2029	110,702	0.1
18,000	American Tower Corp., 5.800%, 11/15/2028	18,494	0.0
90,000 (2)	Associated Banc-Corp., 6.455%, 08/29/2030	91,831	0.1
29,000 (2)	Bank of America Corp., 2.972%, 07/21/2052	18,455	0.0
97,000 (2)	Bank of America Corp., 3.705%, 04/24/2028	94,497	0.1
45,000 (2)	Bank of America Corp., 5.468%, 01/23/2035	45,070	0.0
109,000 (2)	Bank of America Corp., MTN, 2.831%, 10/24/2051	67,137	0.0
185,000 (2)	Bank of America Corp., MTN, 2.972%, 02/04/2033	159,064	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
29,000 (2)	Bank of America Corp., MTN, 4.083%, 03/20/2051	$22,726	0.0
36,000 (2)	Citigroup, Inc., 2.520%, 11/03/2032	30,027	0.0
64,000 (2)	Citigroup, Inc., 2.561%, 05/01/2032	54,196	0.0
120,000 (2)	Citigroup, Inc., 3.980%, 03/20/2030	114,624	0.1
145,000 (2)	Citigroup, Inc., 5.449%, 06/11/2035	143,862	0.1
181,000 (2)	Citigroup, Inc. VAR, 3.070%, 02/24/2028	174,121	0.1
29,000	Crown Castle, Inc., 2.100%, 04/01/2031	24,016	0.0
112,000	Crown Castle, Inc., 2.250%, 01/15/2031	94,249	0.1
37,000	Crown Castle, Inc., 2.500%, 07/15/2031	31,210	0.0
91,000	Crown Castle, Inc., 3.650%, 09/01/2027	88,272	0.0
10,000	Equinix Europe 2 Financing Corp. LLC, 5.500%, 06/15/2034	10,043	0.0
221,000	Equinix, Inc., 2.000%, 05/15/2028	201,258	0.1
100,000	Equinix, Inc., 2.150%, 07/15/2030	86,107	0.0
36,000	Equinix, Inc., 2.500%, 05/15/2031	30,789	0.0
72,000	Equinix, Inc., 3.200%, 11/18/2029	66,239	0.0
160,000	Equinix, Inc., 3.900%, 04/15/2032	147,438	0.1
394,000	GLP Capital L.P. / GLP Financing II, Inc., 3.250%, 01/15/2032	338,668	0.2
459,000	GLP Capital L.P. / GLP Financing II, Inc., 5.300%, 01/15/2029	457,470	0.2
135,000	GLP Capital L.P. / GLP Financing II, Inc., 6.250%, 09/15/2054	134,832	0.1
338,000 (2)	Goldman Sachs Group, Inc., 1.948%, 10/21/2027	320,825	0.2
450,000 (2)	Goldman Sachs Group, Inc., 2.650%, 10/21/2032	380,557	0.2
6,000 (2)	Goldman Sachs Group, Inc., 2.908%, 07/21/2042	4,172	0.0
477,000 (2)	Goldman Sachs Group, Inc., 3.102%, 02/24/2033	411,239	0.2
29,000 (2)	Goldman Sachs Group, Inc., 3.210%, 04/22/2042	21,148	0.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
27,000 (2)	Goldman Sachs Group, Inc., 4.411%, 04/23/2039	$23,814	0.0
65,000 (2)	Goldman Sachs Group, Inc., 4.692%, 10/23/2030	63,662	0.0
443,000 (2)	Goldman Sachs Group, Inc., 5.049%, 07/23/2030	440,513	0.2
451,000 (2)	Goldman Sachs Group, Inc., 5.330%, 07/23/2035	442,808	0.2
403,000 (2)	Goldman Sachs Group, Inc., 5.727%, 04/25/2030	411,439	0.2
169,000 (2)	Goldman Sachs Group, Inc., 5.851%, 04/25/2035	172,266	0.1
91,000 (2)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	95,376	0.1
397,000 (2)	JPMorgan Chase & Co., 1.953%, 02/04/2032	329,217	0.2
51,000 (2)	JPMorgan Chase & Co., 2.522%, 04/22/2031	44,948	0.0
25,000 (2)	JPMorgan Chase & Co., 3.109%, 04/22/2051	16,561	0.0
214,000 (2)	JPMorgan Chase & Co., 3.328%, 04/22/2052	146,461	0.1
15,000 (2)	JPMorgan Chase & Co., 3.964%, 11/15/2048	11,741	0.0
90,000 (2)	JPMorgan Chase & Co., 4.505%, 10/22/2028	89,218	0.0
115,000 (2)	JPMorgan Chase & Co., 4.979%, 07/22/2028	115,385	0.1
769,000 (2)	JPMorgan Chase & Co., 4.995%, 07/22/2030	765,886	0.4
171,000 (2)	JPMorgan Chase & Co., 5.012%, 01/23/2030	170,876	0.1
79,000 (2)	JPMorgan Chase & Co., 5.294%, 07/22/2035	78,197	0.0
105,000 (2)	JPMorgan Chase & Co., 5.336%, 01/23/2035	104,380	0.1
164,000 (2)	JPMorgan Chase & Co., 5.571%, 04/22/2028	166,809	0.1
69,000 (2)	JPMorgan Chase & Co., 5.581%, 04/22/2030	70,384	0.0
210,000 (2)	JPMorgan Chase & Co., 5.766%, 04/22/2035	214,902	0.1
294,000 (2)	JPMorgan Chase & Co., 6.087%, 10/23/2029	305,008	0.2
57,000	Marsh & McLennan Cos., Inc., 5.450%, 03/15/2054	55,253	0.0
32,000	Mastercard, Inc., 3.850%, 03/26/2050	24,794	0.0
714,000 (2)	Morgan Stanley, 2.943%, 01/21/2033	611,922	0.3
951,000 (2)	Morgan Stanley, 5.042%, 07/19/2030	948,013	0.5

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
70,000 (2)	Morgan Stanley, 5.173%, 01/16/2030	$70,120	0.0
589,000 (2)	Morgan Stanley, 5.320%, 07/19/2035	579,605	0.3
266,000 (2)	Morgan Stanley, 5.449%, 07/20/2029	269,047	0.1
197,000 (2)	Morgan Stanley, 5.656%, 04/18/2030	200,595	0.1
330,000 (2)	Morgan Stanley, 5.831%, 04/19/2035	336,434	0.2
60,000 (2)	Morgan Stanley, GMTN, 2.239%, 07/21/2032	49,704	0.0
123,000 (2)	Morgan Stanley, GMTN, 2.699%, 01/22/2031	109,329	0.1
55,000 (2)	Morgan Stanley, MTN, 1.794%, 02/13/2032	44,892	0.0
52,000 (2)	Morgan Stanley, MTN, 2.511%, 10/20/2032	43,595	0.0
245,000 (2)	Morgan Stanley, MTN, 3.622%, 04/01/2031	227,654	0.1
693,000 (2)	Morgan Stanley, MTN, 5.164%, 04/20/2029	695,163	0.3
66,000	National Retail Properties, Inc., 3.000%, 04/15/2052	40,222	0.0
10,000 (1)	Prologis Targeted US Logistics Fund L.P., 5.250%, 01/15/2035	9,834	0.0
1,212,000	VICI Properties L.P., 4.750%, 02/15/2028	1,202,660	0.6
65,000	VICI Properties L.P., 6.125%, 04/01/2054	64,626	0.0
206,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	200,017	0.1
194,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 3.875%, 02/15/2029	182,945	0.1
180,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 4.125%, 08/15/2030	167,378	0.1
190,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 4.250%, 12/01/2026	186,975	0.1
181,000 (1)	VICI Properties L.P. / VICI Note Co., Inc., 4.625%, 12/01/2029	173,570	0.1
47,000	Visa, Inc., 2.000%, 08/15/2050	25,372	0.0
70,000 (2)	Wells Fargo & Co., 5.211%, 12/03/2035	68,138	0.0
24,000 (2)	Wells Fargo & Co., 6.491%, 10/23/2034	25,522	0.0
95,000 (2)	Wells Fargo & Co., MTN, 4.611%, 04/25/2053	79,397	0.0
45,000 (2)	Wells Fargo & Co., MTN, 5.013%, 04/04/2051	39,997	0.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
197,000 (2)	Wells Fargo & Co., MTN, 5.574%, 07/25/2029	$200,065	0.1
		15,782,549	7.7
	Industrial: 1.5%
652,000 (1)	BAE Systems Holdings, Inc., 3.850%, 12/15/2025	646,287	0.3
13,000	Berry Global, Inc., 5.500%, 04/15/2028	13,131	0.0
9,000	Boeing Co., 5.930%, 05/01/2060	8,348	0.0
42,000	Boeing Co., 6.858%, 05/01/2054	44,682	0.0
176,000	Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	120,773	0.1
9,000	Burlington Northern Santa Fe LLC, 5.500%, 03/15/2055	8,849	0.0
57,000	Caterpillar, Inc., 3.250%, 09/19/2049	39,611	0.0
20,000	CNH Industrial Capital LLC, 5.100%, 04/20/2029	20,015	0.0
87,000	CSX Corp., 4.900%, 03/15/2055	77,770	0.0
5,000	GATX Corp., 6.050%, 06/05/2054	5,138	0.0
67,000	Honeywell International, Inc., 5.250%, 03/01/2054	62,812	0.0
28,000	Honeywell International, Inc., 5.350%, 03/01/2064	26,285	0.0
244,000	L3Harris Technologies, Inc., 3.850%, 12/15/2026	240,343	0.1
276,000	L3Harris Technologies, Inc., 5.050%, 06/01/2029	276,073	0.1
9,000	L3Harris Technologies, Inc., 5.250%, 06/01/2031	9,011	0.0
302,000	L3Harris Technologies, Inc., 5.400%, 01/15/2027	305,770	0.2
52,000	L3Harris Technologies, Inc., 5.600%, 07/31/2053	50,386	0.0
7,000	Lockheed Martin Corp., 4.450%, 05/15/2028	6,949	0.0
9,000	Norfolk Southern Corp., 3.050%, 05/15/2050	5,827	0.0
156,000	Norfolk Southern Corp., 3.155%, 05/15/2055	98,672	0.1
114,000	Northrop Grumman Corp., 4.700%, 03/15/2033	110,553	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
117,000	Northrop Grumman Corp., 5.200%, 06/01/2054	$108,958	0.1
21,000	Raytheon Technologies Corp., 2.820%, 09/01/2051	12,736	0.0
37,000	Raytheon Technologies Corp., 3.125%, 07/01/2050	24,245	0.0
32,000	RTX Corp., 5.400%, 05/01/2035	32,109	0.0
212,000	RTX Corp., 5.750%, 01/15/2029	218,926	0.1
361,000	RTX Corp., 6.100%, 03/15/2034	380,326	0.2
28,000	Union Pacific Corp., 2.950%, 03/10/2052	17,694	0.0
9,000	Union Pacific Corp., 3.500%, 02/14/2053	6,346	0.0
168,000	Union Pacific Corp., 4.500%, 01/20/2033	161,560	0.1
		3,140,185	1.5
	Technology: 0.7%
75,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	62,719	0.0
224,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.500%, 01/15/2028	215,790	0.1
59,000 (1)	Broadcom, Inc., 3.137%, 11/15/2035	48,209	0.0
41,000	Broadcom, Inc., 4.150%, 11/15/2030	39,248	0.0
90,000	Broadcom, Inc., 5.050%, 07/12/2029	90,371	0.1
65,000	Broadcom, Inc., 5.150%, 11/15/2031	65,439	0.1
27,000	Dell International LLC / EMC Corp., 3.450%, 12/15/2051	18,340	0.0
200,000 (1)	Foundry JV Holdco LLC, 6.150%, 01/25/2032	201,953	0.1
9,000	Hewlett Packard Enterprise Co., 5.250%, 07/01/2028	9,092	0.0
105,000	Intel Corp., 3.100%, 02/15/2060	56,100	0.0
20,000	KLA Corp., 4.650%, 07/15/2032	19,575	0.0
67,000	KLA Corp., 5.250%, 07/15/2062	62,888	0.1
30,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.500%, 05/11/2031	25,617	0.0
138,000	Oracle Corp., 3.850%, 07/15/2036	118,309	0.1

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
36,000	Oracle Corp., 3.850%, 04/01/2060	$24,726	0.0
27,000	Oracle Corp., 4.100%, 03/25/2061	19,407	0.0
339,000	Oracle Corp., 4.375%, 05/15/2055	265,573	0.1
66,000	Oracle Corp., 5.500%, 09/27/2064	60,446	0.0
13,000	Texas Instruments, Inc., 4.100%, 08/16/2052	10,288	0.0
21,000	Texas Instruments, Inc., 5.050%, 05/18/2063	18,939	0.0
5,000	Texas Instruments, Inc., 5.150%, 02/08/2054	4,684	0.0
		1,437,713	0.7
	Utilities: 3.3%
17,000	AEP Texas, Inc., 3.450%, 05/15/2051	11,340	0.0
82,000	AEP Texas, Inc., 5.250%, 05/15/2052	73,956	0.1
59,000	AEP Texas, Inc., 5.700%, 05/15/2034	59,403	0.0
97,000	AEP Transmission Co. LLC, 5.150%, 04/01/2034	95,494	0.1
49,000	AEP Transmission Co. LLC, 5.400%, 03/15/2053	46,763	0.0
318,000	AEP Transmission Co. LLC N, 2.750%, 08/15/2051	191,342	0.1
48,000	Alabama Power Co., 3.000%, 03/15/2052	30,838	0.0
146,000	Alabama Power Co., 3.125%, 07/15/2051	96,091	0.1
136,000	Baltimore Gas and Electric Co., 4.550%, 06/01/2052	112,996	0.1
7,000	Baltimore Gas and Electric Co., 5.650%, 06/01/2054	6,900	0.0
13,000	CenterPoint Energy Resources Corp., 1.750%, 10/01/2030	10,904	0.0
73,000	CenterPoint Energy Resources Corp., 5.250%, 03/01/2028	73,755	0.0
20,000	Dominion Energy South Carolina, Inc., 6.250%, 10/15/2053	21,559	0.0
64,000	Duke Energy Carolinas LLC, 2.450%, 02/01/2030	56,990	0.0
45,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	30,127	0.0
71,000	Duke Energy Carolinas LLC, 3.450%, 04/15/2051	49,063	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
36,000	Duke Energy Carolinas LLC, 3.550%, 03/15/2052	$25,380	0.0
117,000	Duke Energy Carolinas LLC, 4.950%, 01/15/2033	115,114	0.1
62,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	59,046	0.0
31,000	Duke Energy Carolinas LLC, 5.400%, 01/15/2054	29,732	0.0
44,000	Duke Energy Corp., 3.950%, 08/15/2047	32,846	0.0
40,000	Duke Energy Corp., 5.000%, 08/15/2052	34,950	0.0
164,000	Duke Energy Florida LLC, 1.750%, 06/15/2030	139,212	0.1
14,000	Duke Energy Florida LLC, 3.400%, 10/01/2046	9,977	0.0
188,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	182,171	0.1
82,000	Duke Energy Florida LLC, 6.200%, 11/15/2053	86,522	0.1
38,000	Duke Energy Ohio, Inc., 3.650%, 02/01/2029	36,318	0.0
9,000	Duke Energy Ohio, Inc., 5.550%, 03/15/2054	8,714	0.0
191,000	Duke Energy Progress LLC, 2.900%, 08/15/2051	118,805	0.1
60,000	Duke Energy Progress LLC, 5.250%, 03/15/2033	60,159	0.0
90,000	Duke Energy Progress LLC, 5.350%, 03/15/2053	85,481	0.1
72,000	Edison International, 5.450%, 06/15/2029	72,693	0.0
211,000	Edison International, 5.750%, 06/15/2027	214,681	0.1
144,000	Edison International, 6.950%, 11/15/2029	153,862	0.1
605,000	FirstEnergy Corp. B, 3.900%, 07/15/2027	589,589	0.3
232,000	FirstEnergy Corp. C, 3.400%, 03/01/2050	157,681	0.1
290,000 (1)	FirstEnergy Transmission LLC, 4.550%, 04/01/2049	244,215	0.1
50,000 (1)	FirstEnergy Transmission LLC, 5.000%, 01/15/2035	48,344	0.0
224,000	Florida Power & Light Co., 2.875%, 12/04/2051	140,119	0.1

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
35,000	Florida Power & Light Co., 3.150%, 10/01/2049	$23,632	0.0
30,000	Florida Power & Light Co., 3.950%, 03/01/2048	23,586	0.0
37,000	Georgia Power Co., 4.950%, 05/17/2033	36,251	0.0
154,000	Georgia Power Co., 5.250%, 03/15/2034	152,891	0.1
10,000	Interstate Power and Light Co., 5.450%, 09/30/2054	9,473	0.0
72,000	Johnsonville Aeroderivative Combustion Turbine Generation LLC, 5.078%, 10/01/2054	69,474	0.0
138,000	MidAmerican Energy Co., 5.300%, 02/01/2055	130,535	0.1
15,000	MidAmerican Energy Co., 5.850%, 09/15/2054	15,262	0.0
75,000	NiSource, Inc., 1.700%, 02/15/2031	61,373	0.0
65,000	NiSource, Inc., 5.200%, 07/01/2029	65,557	0.0
48,000	Northern States Power Co., 5.400%, 03/15/2054	46,331	0.0
68,000 (1)	NRG Energy, Inc., 4.450%, 06/15/2029	65,009	0.0
81,000 (1)	NRG Energy, Inc., 7.000%, 03/15/2033	87,487	0.1
63,000	Ohio Power Co., 5.000%, 06/01/2033	60,961	0.0
66,000	Ohio Power Co., 5.650%, 06/01/2034	66,477	0.0
63,000	Ohio Power Co. R, 2.900%, 10/01/2051	38,117	0.0
32,000	ONE Gas, Inc., 2.000%, 05/15/2030	27,677	0.0
100,000	Pacific Gas and Electric Co., 3.950%, 12/01/2047	74,780	0.1
239,000	Pacific Gas and Electric Co., 5.800%, 05/15/2034	244,527	0.1
20,000	Pacific Gas and Electric Co., 5.900%, 10/01/2054	19,753	0.0
79,000	Pacific Gas and Electric Co., 6.400%, 06/15/2033	83,319	0.1
25,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	27,269	0.0
192,000	PECO Energy Co., 2.850%, 09/15/2051	119,139	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
9,000	PECO Energy Co., 4.375%, 08/15/2052	$7,440	0.0
20,000	PECO Energy Co., 5.250%, 09/15/2054	18,936	0.0
65,000	Piedmont Natural Gas Co., Inc., 3.500%, 06/01/2029	61,304	0.0
23,000	PPL Capital Funding, Inc., 5.250%, 09/01/2034	22,657	0.0
63,000	Public Service Electric and Gas Co., MTN, 2.050%, 08/01/2050	33,217	0.0
15,000	Public Service Electric and Gas Co., MTN, 5.450%, 03/01/2054	14,547	0.0
63,000	San Diego Gas & Electric Co. UUU, 3.320%, 04/15/2050	42,788	0.0
20,000	Southern California Edison Co., 3.650%, 02/01/2050	14,303	0.0
32,000	Southern California Edison Co., 5.150%, 06/01/2029	32,214	0.0
335,000	Southern California Edison Co., 5.300%, 03/01/2028	339,083	0.2
192,000	Southern California Edison Co., 5.650%, 10/01/2028	196,603	0.1
24,000	Southern California Edison Co., 5.750%, 04/15/2054	23,566	0.0
87,000	Southern California Edison Co., 5.875%, 12/01/2053	86,628	0.1
170,000	Southern Co., 4.850%, 03/15/2035	162,307	0.1
8,000	Spire Missouri, Inc., 4.800%, 02/15/2033	7,843	0.0
35,000	Virginia Electric and Power Co., 5.550%, 08/15/2054	33,877	0.0
385,000 (1)	Vistra Operations Co. LLC, 6.000%, 04/15/2034	390,381	0.2
25,000	Wisconsin Electric Power Co., 5.050%, 10/01/2054	22,771	0.0
		6,672,477	3.3

	Total Corporate Bonds/ Notes (Cost $48,178,731)	47,312,216	23.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
245,967 (1)(2)	BRAVO Residential Funding Trust 2023- NQM3 A1, 4.850%, 09/25/2062	242,369	0.1

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
239,156 (1)(2)	CSMC Trust 2022- NQM4 A1A, 4.819%, 06/25/2067	$236,536	0.1
458,521 (1)(2)	CSMC Trust 2022- NQM5 A1, 5.169%, 05/25/2067	456,804	0.2
299,808 (1)(2)	Ellington Financial Mortgage Trust 2021-3 A1, 1.241%, 09/25/2066	242,397	0.1
6,345,000 (2)	Fannie Mae REMIC Trust 2024-103 FH, 5.874%, (SOFR30A + 1.250%), 01/25/2055	6,326,382	3.1
5,661,862 (2)	Fannie Mae REMIC Trust 2024-15 FD, 5.919%, (SOFR30A + 1.350%), 04/25/2054	5,650,760	2.8
7,670,911 (2)	Freddie Mac REMIC Trust 5410 DF, 6.019%, (SOFR30A + 1.450%), 05/25/2054	7,731,608	3.8
785,733 (1)(2)	J.P. Morgan Mortgage Trust 2022-INV3 A3B, 3.000%, 09/25/2052	652,395	0.3
131,997 (1)(2)	J.P. Morgan Mortgage Trust 2023-DSC1 A1, 4.625%, 07/25/2063	128,214	0.1
934,439 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV2 A3, 3.000%, 04/25/2052	781,743	0.4
78,707 (1)(2)	PRKCM Trust 2022- AFC2 A1, 5.335%, 08/25/2057	78,438	0.0
351,384 (1)(2)	SG Residential Mortgage Trust 2021-1 A1, 1.160%, 07/25/2061	282,198	0.1
113,900 (1)(2)	SG Residential Mortgage Trust 2022-2 A1, 5.353%, 08/25/2062	113,581	0.1
322,488 (1)(2)	Verus Securitization Trust 2022-7 A1, 5.152%, 07/25/2067	320,561	0.2
85,927 (1)(2)	Verus Securitization Trust 2022-INV2 A1, 6.790%, 10/25/2067	86,491	0.1

	Total Collateralized Mortgage Obligations (Cost $23,500,978)	23,330,477	11.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.2%
270,000 (1)(2)	AREIT Ltd. 2024-CRE9 A, 6.084%, (TSFR1M + 1.686%), 05/17/2041	272,007	0.1
90,000 (1)(2)	BAMLL Trust 2024- BHP A, 6.747%, (TSFR1M + 2.350%), 08/15/2039	90,644	0.1
366,000	BANK 2019-BN23 A3, 2.920%, 12/15/2052	329,636	0.2
280,000 (2)	BANK 2022-BNK42 A5, 4.493%, 06/15/2055	265,789	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
300,000	Barclays Commercial Mortgage Trust 2019-C3 B, 4.096%, 05/15/2052	$275,639	0.1
280,000	Barclays Commercial Mortgage Trust 2019-C4 B, 3.322%, 08/15/2052	232,734	0.1
240,000 (2)	BBCMS Mortgage Trust 2022-C16 A5, 4.600%, 06/15/2055	230,937	0.1
105,000 (1)(2)	BX Commercial Mortgage Trust 2024- AIRC A, 6.088%, (TSFR1M + 1.691%), 08/15/2039	105,885	0.1
207,271 (1)(2)	BX Commercial Mortgage Trust 2024- KING A, 5.938%, (TSFR1M + 1.541%), 05/15/2034	207,705	0.1
185,333 (1)(2)	BX Commercial Mortgage Trust 2024- MDHS A, 6.038%, (TSFR1M + 1.641%), 05/15/2041	186,474	0.1
800,000 (1)(2)	BX Trust 2021-ARIA A, 5.411%, (TSFR1M + 1.014%), 10/15/2036	798,147	0.4
210,000 (1)(2)	BX Trust 2024-VLT4 A, 5.888%, (TSFR1M + 1.491%), 07/15/2029	211,140	0.1
500,000	CD Mortgage Trust 2017-CD6 A5, 3.456%, 11/13/2050	478,975	0.2
30,000 (1)(2)	CONE Trust 2024- DFW1 A, 6.039%, (TSFR1M + 1.642%), 08/15/2041	30,196	0.0
205,000	CSAIL Commercial Mortgage Trust 2015- C3 A4, 3.718%, 08/15/2048	203,363	0.1
80,000 (1)	ELM Trust 2024- ELM A10, 5.801%, 06/10/2039	80,826	0.0
80,000 (1)	ELM Trust 2024- ELM A15, 5.801%, 06/10/2039	80,826	0.0
549,361 (1)(2)	ELP Commercial Mortgage Trust 2021- ELP A, 5.213%, (TSFR1M + 0.815%), 11/15/2038	549,232	0.3
343,509 (1)(2)	Extended Stay America Trust 2021-ESH A, 5.591%, (TSFR1M + 1.194%), 07/15/2038	343,959	0.2
100,000 (1)(2)	GWT 2024-WLF2 A, 6.088%, (TSFR1M + 1.691%), 05/15/2041	100,528	0.1

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
140,000 (1)(2)	LBA Trust 2024-BOLT A, 5.988%, (TSFR1M + 1.591%), 06/15/2039	$140,388	0.1
215,000 (1)(2)	MTN Commercial Mortgage Trust 2022- LPFL A, 5.797%, (TSFR1M + 1.397%), 03/15/2039	214,957	0.1
422,500	Wells Fargo Commercial Mortgage Trust 2015-C26 B, 3.783%, 02/15/2048	420,411	0.2
700,000	Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	668,051	0.3
	Total Commercial Mortgage-Backed Securities (Cost $6,746,455)	6,518,449	3.2
ASSET-BACKED SECURITIES: 0.5%
	Other Asset-Backed Securities: 0.2%
525,000 (1)	Progress Residential Trust 2022-SFR7 D, 5.500%, 10/27/2039	521,362	0.2

	Student Loan Asset-Backed Securities: 0.3%
106,434 (1)	College Ave Student Loans LLC 2021-B A2, 1.760%, 06/25/2052	95,111	0.1
84,829 (1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	82,470	0.0
274,004 (1)	SMB Private Education Loan Trust 2021- D A1A, 1.340%, 03/17/2053	253,237	0.1
116,913 (1)	Sofi Professional Loan Program Trust 2018- C A2FX, 3.590%, 01/25/2048	115,146	0.1
		545,964	0.3

	Total Asset-Backed Securities (Cost $1,085,101)	1,067,326	0.5

			Percentage
			of Net
Shares	RA	Value	Assets
MUTUAL FUNDS: 4.3%
	Affiliated Investment Companies: 4.3%
400,775	Voya VACS Series HYB Fund	4,107,946	2.0

			Percentage
			of Net
Shares		Value	Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
450,000	Voya VACS Series SC Fund	$4,716,000	2.3
		8,823,946	4.3

	Total Mutual Funds (Cost $8,870,000)	8,823,946	4.3

	Total Long-Term Investments (Cost $187,248,323)	180,078,553	88.3

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 9.6%
	Commercial Paper: 9.5%
1,750,000	Concord Minutemen Capital Co. LLC, 4.610%, 02/19/2025	1,739,038	0.8
4,000,000	Enbridge (US) Inc., 4.700%, 01/16/2025	3,991,803	2.0
4,000,000	Keurig Dr. Pepper, Inc., 4.600%, 01/17/2025	3,991,464	2.0
4,000,000	McCormick & Company, Inc., 4.680%, 01/31/2025	3,984,221	1.9
1,700,000	Sherwin-Williams Co., 4.550%, 01/21/2025	1,695,570	0.8
4,000,000	Virginia Electric and Power Co., 4.540%, 01/16/2025	3,992,083	2.0
	Total Commercial Paper (Cost $19,394,976)	19,394,179	9.5

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.1%
226,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.830% (Cost $226,000)	$226,000	0.1

	Total Short-Term Investments (Cost $19,620,976)	19,620,179	9.6
	Total Investments in Securities (Cost $206,869,299)	$199,698,732	97.9
	Assets in Excess of Other Liabilities	4,207,844	2.1
	Net Assets	$203,906,576	100.0

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualifiied institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2024.
(3)	Rate shown is the 7-day yield as of December 31, 2024.

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2024
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$93,026,139	$—	$93,026,139
Corporate Bonds/Notes	—	47,312,216	—	47,312,216
Collateralized Mortgage Obligations	—	23,330,477	—	23,330,477
Mutual Funds	8,823,946	—	—	8,823,946
Commercial Mortgage-Backed Securities	—	6,518,449	—	6,518,449
Asset-Backed Securities	—	1,067,326	—	1,067,326
Short-Term Investments	226,000	19,394,179	—	19,620,179
Total Investments, at fair value	$9,049,946	$190,648,786	$—	$199,698,732
Other Financial Instruments+
Forward Foreign Currency Contracts	—	30,440	—	30,440
Futures	951,477	—	—	951,477
Total Assets	$10,001,423	$190,679,226	$—	$200,680,649
Liabilities Table
Other Financial Instruments+
Centrally Cleared Inflation-Linked Swaps	$—	$(46,194)	$—	$(46,194)
Forward Foreign Currency Contracts	—	(12,033)	—	(12,033)
Futures	(67,047)	—	—	(67,047)
OTC Total Return Swaps	—	(525,507)	—	(525,507)
Total Liabilities	$(67,047)	$(583,734)	$—	$(650,781)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2024, where the following issuers were considered an affiliate:

				Change In	Ending			Net
	Beginning			Unrealized	Fair		Realized	Capital
	Fair Value	Purchases	Sales	Appreciation/	Value at	Investment	Gains/	Gain
Issuer	at 12/31/2023	at Cost	at Cost	(Depreciation)	12/31/2024	Income	(Losses)	Distributions
Voya VACS Series HYB Fund	$—	$4,136,000	$—	$(28,054)	$4,107,946	$—	$—	$—
Voya VACS Series SC Fund	—	4,734,000	—	(18,000)	4,716,000	—	—	—
	$—	$8,870,000	$—	$(46,054)	$8,823,946	$—	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2024, the following forward foreign currency contracts were outstanding for Voya Inflation Protected Bond Plus Portfolio:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
JPY	73,501,000	USD	479,453	Societe Generale	01/07/25	$(12,033)
USD	497,860	JPY	73,501,000	Standard Chartered Bank	01/07/25	30,440
						$18,407

Voya Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Plus Portfolio	as of December 31, 2024 (continued)

At December 31, 2024, the following futures contracts were outstanding for Voya Inflation Protected Bond Plus Portfolio:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	95	03/31/25	$19,532,890	$(64,674)
			$19,532,890	$(64,674)
Short Contracts:
U.S. Treasury 5-Year Note	(15)	03/31/25	(1,594,570)	(2,373)
U.S. Treasury 10-Year Note	(48)	03/20/25	(5,220,000)	34,260
U.S. Treasury Long Bond	(20)	03/20/25	(2,276,875)	111,832
U.S. Treasury Ultra 10-Year Note	(67)	03/20/25	(7,457,938)	199,674
U.S. Treasury Ultra Long Bond	(74)	03/20/25	(8,799,062)	605,711
			$(25,348,445)	$949,104

At December 31, 2024, the following centrally cleared inflation-linked swaps were outstanding for Voya Inflation Protected Bond Plus Portfolio:

Pay/Receive		Floating Rate		Fixed Rate					Unrealized
Floating	Floating Rate	Index Payment	Fixed	Payment	Maturity			Fair	Appreciation/
Rate	Index	Frequency	Rate	Frequency	Date	Notional Amount		Value	(Depreciation)

Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.583%	At Termination Date	12/18/26	USD	22,000,000	$(15,239)	$(15,239)

Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.555	At Termination Date	12/19/26	USD	11,000,000	(3,527)	(3,527)

Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.508	At Termination Date	12/18/27	USD	33,000,000	(24,218)	(24,218)

Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.490	At Termination Date	12/19/27	USD	16,000,000	(3,210)	(3,210)
								$(46,194)	$(46,194)

At December 31, 2024, the following OTC total return swaps were outstanding for Voya Inflation Protected Bond Plus Portfolio:

		Reference	(Pay)/	Floating						Upfront
Pay/Receive		Entity	Receive	Rate						Payments	Unrealized
Total		Payment	Financing	Payment		Termination	Notional		Fair	Paid/	Appreciation/
Return(1)	Reference Entity	Frequency	Rate	Frequency	Counterparty	Date	Amount		Value	(Received)	(Depreciation)
Bloomberg US
	Treasury Inflation-		(1-day
	Linked Bond		SOFR+23.9
Receive	Index (Series-L)	Quarterly	basis points)	Quarterly	BNP Paribas	03/18/25	USD	16,500,000	$(167,663)	$—	$(167,663)
Bloomberg US
	Treasury Inflation-		(1-day
	Linked Bond		SOFR + 24
Receive	Index (Series-L)	Quarterly	basis points)	Quarterly	BNP Paribas	03/18/25	USD	33,000,000	(357,844)	—	(357,844)
									$(525,507)	$—	$(525,507)

(1)	The fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

Currency Abbreviations:

JPY	—	Japanese Yen
USD	—	United States Dollar

Voya Inflation Protected Bond Plus Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$30,440
Interest rate contracts	Variation margin receivable on futures contracts*	951,477
Total Asset Derivatives		$981,917

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$12,033
Interest rate contracts	Variation margin payable on futures contracts*	67,047
Interest rate contracts	Variation margin payable on centrally cleared swaps*	46,194
Interest rate contracts	Unrealized depreciation on OTC swap agreements	525,507
Total Liability Derivatives		$650,781

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
instruments	Investments	contracts	Futures	Swaps	options	Total

Credit contracts	$—	$—	$—	$247,718	$—	$247,718
Foreign exchange contracts	(20,119)	355,873	—	—	10,478	346,232
Interest rate contracts	(70,636)	—	(468,777)	410,610	278,161	149,358

Total	$(90,755)	$355,873	$(468,777)	$658,328	$288,639	$743,308

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
instruments	Investments	contracts	Futures	Swaps	options	Total

Credit contracts	$—	$—	$—	$4,642	$—	$4,642
Foreign exchange contracts	—	17,123	—	—	—	17,123
Interest rate contracts	(57,215)	—	3,069,897	(549,422)	69,298	2,532,557

Total	$(57,215)	$17,123	$3,069,897	$(544,780)	$69,298	$2,554,322

Voya Inflation Protected Bond Plus Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2024:

			Standard
		Societe	Chartered
	BNP Paribas	Generale	Bank	Total
Assets:
Forward foreign currency contracts	$—	$—	$30,440	$30,440
Total Assets	$—	$—	$30,440	$30,440
Liabilities:
Forward foreign currency contracts	$—	$12,033	$—	$12,033
OTC total return swaps	525,507	—	—	525,507
Total Liabilities	$525,507	$12,033	$—	$537,540
Net OTC derivative instruments by counterparty, at fair value	$(525,507)	$(12,033)	$30,440	$(507,100)
Total collateral pledged by the Portfolio/(Received from counterparty)	$460,000	$—	$—	$460,000
Net Exposure(1)(2)	$(65,507)	$(12,033)	$30,440	$(47,100)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2024, the Portfolio had pledged $460,000 in cash collateral to BNP Paribas. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for U.S. federal income tax purposes was $211,533,123.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$407,807
Gross Unrealized Depreciation	(11,911,066)
Net Unrealized Depreciation	$(11,503,259)

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.0%
	Federal Home Loan Banks: 4.9%
10,590,000	3.625%, 09/04/2026	$10,513,359	4.9
	Government National Mortgage Association: 34.8%
3,275,119	5.500%, 01/20/2053	3,262,040	1.5
2,792,162	5.500%, 02/20/2053	2,778,794	1.3
5,128,774	5.500%, 04/20/2053	5,104,091	2.4
5,152,332	5.500%, 05/20/2053	5,126,481	2.4
2,552,302	5.500%, 06/20/2053	2,537,218	1.2
5,041,998	5.500%, 09/20/2053	5,012,570	2.3
5,521,063	5.500%, 10/20/2053	5,487,709	2.6
3,101,549	5.500%, 02/20/2054	3,079,319	1.4
1,512,985	5.500%, 05/20/2054	1,502,601	0.7
6,082,945	5.500%, 09/20/2054	6,037,769	2.8
2,288,527	6.000%, 04/20/2054	2,306,054	1.1
3,624,228	6.000%, 05/20/2054	3,655,516	1.7
1,511,210	6.000%, 06/20/2054	1,522,763	0.7
8,621,220	6.000%, 07/20/2054	8,687,129	4.1
6,107,061	6.000%, 08/20/2054	6,153,749	2.9
8,900,823	6.000%, 09/20/2054	8,970,418	4.2
3,153,735	6.000%, 10/20/2054	3,177,845	1.5
		74,402,066	34.8
	Uniform Mortgage-Backed Securities: 17.3%(1)
11,400,000	0.375%, 07/21/2025	11,154,408	5.2
12,358,000	0.500%, 11/07/2025	11,973,000	5.6
5,000,000 (2)	4.370%, 12/11/2025	4,801,730	2.3
4,930,471	5.500%, 11/01/2052	4,869,699	2.3
3,432,381	5.500%, 02/01/2054	3,389,655	1.6
730,409	5.500%, 10/01/2054	721,203	0.3
		36,909,695	17.3
	Total U.S. Government Agency Obligations (Cost $122,192,892)	121,825,120	57.0
U.S. TREASURY OBLIGATIONS: 32.2%
	United States Treasury Bonds: 11.2%
33,350,000	3.000%, 08/15/2052	23,936,623	11.2

	United States Treasury Floating Rate Notes: 9.0%
1,640,000 (3)	4.426%, 04/30/2026	1,640,134	0.8
17,500,000 (3)	4.481%, 10/31/2026	17,520,124	8.2
		19,160,258	9.0
	United States Treasury Notes: 12.0%
5,270,000	3.875%, 08/15/2033	5,017,208	2.3
21,900,000	3.875%, 08/15/2034	20,714,132	9.7
		25,731,340	12.0
	Total U.S. Treasury Obligations (Cost $71,702,536)	68,828,221	32.2
CORPORATE BONDS/NOTES: 7.7%
	Basic Materials: 0.1%
200,000 (4)	Anglo American Capital PLC, 2.625%, 09/10/2030	173,738	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 0.5%
310,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.200%, 03/15/2028	$299,816	0.1
780,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.100%, 06/01/2029	795,382	0.4
		1,095,198	0.5
	Consumer, Cyclical: 2.0%
540,000	Ford Motor Credit Co. LLC, 5.303%, 09/06/2029	529,512	0.3
3,740,000	Toyota Motor Credit Corp., 4.450%, 05/18/2026	3,736,663	1.7
		4,266,175	2.0
	Consumer, Non-cyclical: 0.2%
310,000	BAT Capital Corp., 3.462%, 09/06/2029	289,091	0.2

	Energy: 1.5%
360,000	Devon Energy Corp., 7.875%, 09/30/2031	406,370	0.2
1,642,200 (4)	NFE Financing LLC, 12.000%, 11/15/2029	1,726,723	0.8
430,000	Occidental Petroleum Corp., 5.200%, 08/01/2029	426,919	0.2
620,000	Occidental Petroleum Corp., 6.625%, 09/01/2030	649,286	0.3
		3,209,298	1.5
	Financial: 2.9%
630,000	Ares Capital Corp., 2.875%, 06/15/2028	581,036	0.3
230,000	Ares Capital Corp., 7.000%, 01/15/2027	238,442	0.1
620,000 (3)	Barclays PLC, 5.674%, 03/12/2028	627,948	0.3
580,000 (3)	Barclays PLC, 5.690%, 03/12/2030	585,824	0.3
700,000	Blue Owl Capital Corp., 2.875%, 06/11/2028	636,946	0.3
520,000 (3)	Citizens Bank NA/ Providence RI, 4.575%, 08/09/2028	515,228	0.2
550,000 (3)	Citizens Financial Group, Inc., 5.841%, 01/23/2030	558,279	0.2
1,765,000	Golub Capital BDC, Inc., 2.500%, 08/24/2026	1,682,817	0.8

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
815,000 (3)(4)	Societe Generale SA, 6.221%, 06/15/2033	$808,880	0.4
		6,235,400	2.9

	Industrial: 0.5%
685,000	Boeing Co., 3.200%, 03/01/2029	631,617	0.3
480,000	Boeing Co., 5.150%, 05/01/2030	473,628	0.2
		1,105,245	0.5
	Total Corporate Bonds/ Notes (Cost $16,464,703)	16,374,145	7.7
	Total Long-Term Investments (Cost $210,360,131)	207,027,486	96.9

			Percentage
			of Net
Shares	RA	Value	Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
4,156,820 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.370% (Cost $4,156,820)	$4,156,820	1.9

	Total Short-Term Investments (Cost $4,156,820)	4,156,820	1.9
	Total Investments in Securities (Cost $214,516,951)	$211,184,306	98.8
	Assets in Excess of Other Liabilities	2,651,402	1.2
	Net Assets	$213,835,708	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(2)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2024.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2024.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualiﬁed institutional buyers.
(5)	Rate shown is the 7-day yield as of December 31, 2024.

Reference Rate Abbreviations:

USBMMY3M      U.S. Treasury 3-month Bill Money Market Yield

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2024
Asset Table
Investments, at fair value
U.S. Government Agency Obligations	$—	$121,825,120	$—	$121,825,120
U.S. Treasury Obligations	—	68,828,221	—	68,828,221
Corporate Bonds/Notes	—	16,374,145	—	16,374,145
Short-Term Investments	4,156,820	—	—	4,156,820
Total Investments, at fair value	$4,156,820	$207,027,486	$—	$211,184,306
Liabilities Table
Other Financial Instruments+
Futures	$(700,269)	$—	$—	$(700,269)
Total Liabilities	$(700,269)	$—	$—	$(700,269)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2024, the following futures contracts were outstanding for VY® BrandywineGLOBAL- Bond Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Depreciation
Long Contracts:
U.S. Treasury 5-Year Note	505	03/31/25	$53,683,867	$(405,160)
U.S. Treasury Ultra 10-Year Note	107	03/20/25	11,910,438	(295,109)
			$65,594,305	$(700,269)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$700,269
Total Liability Derivatives		$700,269

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2024 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,579,564
Total	$1,579,564

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,208,393)
Total	$(4,208,393)

At December 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for U.S. federal income tax purposes was $214,812,209.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$200,291
Gross Unrealized Depreciation	(4,528,463)
Net Unrealized Depreciation	$(4,328,172)

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2024 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Inflation Protected Bond Plus Portfolio
Class ADV	NII	$0.2972
Class I	NII	$0.3498
Class S	NII	$0.3270

VY® BrandywineGLOBAL – Bond Portfolio	NII	$0.4216

NII - Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 14, 2024, the Board of Trustees (“Board”) of Voya Variable Insurance Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of VY® BrandywineGLOBAL — Bond Portfolio, a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Brandywine Global Investment Management, LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2025.

In addition to the Board meeting on November 14, 2024, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2024 and November 12, 2024. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was not deemed to be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolio under

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager, Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (“Morningstar,” an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser if and when the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedule that will result in a lower management fee rate if and when the Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that in addition to the management fee breakpoints, the Portfolio has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Adviser, the Board viewed the information related to any material differences in the fee schedule as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Adviser with respect to the sub-advisory fee schedule, and that the Manager is responsible for paying the fees of the Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by, or other distribution-related expenses incurred by, the Manager. The Board did not request profitability data from the Sub-Adviser, which is not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and the non-Voya-affiliated Sub-Adviser with respect to the negotiation of sub-advisory fee schedule. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolio and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2024, November 12, 2024, and/or November 14, 2024 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2024. In addition, the Board also considered at its October 9, 2024, November 12, 2024, and/or November 14, 2024 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratios were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2024: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the fourth quintile for the three-year period and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed.

In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the Portfolio's net management fee rate is ranked in the fourth quintile; (b) the Portfolio's contractual management fee rate is ranked in the third quintile; and (c) the Portfolio's net expense ratio is ranked in the first quintile.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Portfolio and that approval of the continuation of the Contracts is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2025.

BOARD CONSIDERATION AND APPROVAL OF ANNU-AL REWNEWAL OF EXISTING INVESTMENT MAN-AGEMENT CONTRACT, SUB-ADVISORY CONTRACT, AND SUB-SUB ADVISORY CONTRACT

At a meeting held on September 25, 2024, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of Voya Inflation Protected Bond Plus Portfolio (formerly, VY® BlackRock Inflation Protected Bond Portfolio), a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a new sub-advisory contract with Voya Investment Management Co. LLC (“Voya IM”) to become effective at the close of business on December 6, 2024. Accordingly, Voya IM replaced BlackRock Financial Management, Inc. as the sub-adviser to the Portfolio effective December 6, 2024. Set forth below in the section entitled “Board Consideration and Approval of New Sub-Advisory Contract with Voya Investment Management Co. LLC” is a discussion of the factors considered by the Board in approving the new sub-advisory contract with Voya IM. For the period through December 6, 2024, the Board, including a majority of the Independent Trustees, at a meeting held on November 14, 2024, considered and approved the renewal of the sub-advisory contract

(the “Sub-Advisory Contract”) with BlackRock Financial Management, Inc., the then-current sub-adviser to the Portfolio (the “Sub-Adviser”), and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract”) with BlackRock International Limited, the then-current sub-sub-adviser to the Portfolio (the “Sub-Sub-Adviser”).

At the November 14, 2024 meeting, the Board, including a majority of the Independent Trustees, also considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, for an additional one year period ending November 30, 2025. The Management Contract, Sub-Advisory Contract and Sub-Sub-Advisory Contract are collectively referred to as the “Contracts.”

In addition to the Board meeting on November 14, 2024, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Adviser and Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2024 and November 12, 2024. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process.

The Manager, a Sub-Adviser or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was not deemed to be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s and Sub-Sub-Adviser’s investment programs, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers and sub-sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, Sub-Adviser and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser and the Sub-Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager, Sub-Adviser and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, Sub-Adviser and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (“Morningstar,” an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Adviser and the Sub-Sub-Adviser if and when the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in the management fee schedule that will result in a lower management fee rate if and when the Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that in addition to the management fee breakpoints, the Portfolio has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Adviser and/or Sub-Sub-Adviser could be shared with the Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Adviser and Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Adviser or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Adviser and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedule as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Adviser and the Sub-Sub-Adviser with respect to the sub-advisory and sub-sub-advisory fee schedule, that the Manager is responsible for paying the fees of the Sub-Adviser and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser and the Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by, or other distribution-related expenses incurred by, the Manager. The Board did not request profitability data from the Sub-Adviser, and the Sub-Sub-Adviser which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Adviser and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedule. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Adviser and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolio. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolio and the Manager’s, Sub-Adviser’s and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2024, November 12, 2024, and/or November 14, 2024 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2024. In addition, the Board also considered at its October 9, 2024, November 12, 2024, and/or November 14, 2024 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratios were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2024: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods and the fourth quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed.

In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the Portfolio's net management fee rate is ranked in the third quintile; (b) the Portfolio's contractual management fee rate is ranked in the fourth quintile; and (c) the Portfolio's net expense ratio is ranked in the fifth quintile.

In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Portfolio and that approval of the continuation of the Contracts is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Management Contract for the Portfolio for the year ending November 30, 2025, and the Sub-Advisory Contract and Sub-Sub-Advisory Contract until December 6, 2024.

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT WITH VOYA INVEST-MENT MANAGEMENT CO. LLC

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya Inflation Protected Bond Plus Portfolio (formerly, VY® BlackRock Inflation Protected Bond Portfolio) (the “Portfolio”), a series of Voya Investors Trust (the “Trust”), can enter into a new sub-advisory contract only if the Board of Trustees of the Portfolio (the “Board”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and who are not “interested persons” of the Portfolio, as such term is defined under the 1940 Act (the “Independent Trustees”), determine to approve the new arrangement. Thus, at its meeting held on September 25, 2024, the Board considered the initial approval of the new sub-advisory contract (the “New Sub-Advisory Contract”) between Voya Investments, LLC (“VIL” or the “Adviser”) and Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) and appointed Voya IM as the sub-adviser to the Portfolio to replace BlackRock Financial Management, Inc. (“BlackRock”), effective at the close of business on December 6, 2024.

In determining whether to initially approve the New Sub-Advisory Contract for the Portfolio, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the New Sub-Advisory Contract should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the New Sub-Advisory Contract.

The materials provided to the Board in support of the Portfolio’s sub-advisory arrangement included the following: (1) a memorandum and presentation materials discussing: (a) Management’s rationale for recommending that Voya IM replace BlackRock as the sub-adviser to the Portfolio, including the Adviser’s view that Voya IM would provide the Portfolio with more marketable long-term strategy and, in the longer-term, an opportunity for increased scale; (b) the performance of the new sub-advisory team in managing the Alpha+ TIPS investment strategy with such performance being compared against a relevant benchmark index; and (c) Voya IM’s investment philosophy and the firm’s overall investment process; (2) an analysis of pro forma fees and expense tables for the Portfolio that provide information about projected net expense ratios of the Portfolio reflecting Voya IM as sub-adviser; (3) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including a copy of the form of the New Sub-Advisory Contract; and (5) other information relevant to the Board’s evaluation.

In reviewing the proposed New Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view with respect to the strength and reputation of the Voya IM team in managing its Alpha+ TIPS investment strategy; (2)

the strength and reputation of Voya IM in the investment management industry; (3) the nature, extent and quality of the services to be provided by Voya IM under the proposed New Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM and its fit among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Contract in light of the services to be provided by Voya IM as the Portfolio’s sub-adviser; (6) the sub-advisory fee rate payable by the Adviser to Voya IM; (7) Voya IM’s operations and compliance program, including its policies and procedures designed to prevent violations of the Federal securities laws; (8) the appropriateness of the selection of Voya IM in light of the Portfolio’s newly approved principal investment strategies; and (9) Voya IM’s Code of Ethics and related procedures for complying with that Code, which were previously approved by the Board.

With respect to the nature, extent and quality of services to be provided by the Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.

The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/ or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolio also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.

The Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.

After its deliberation, the Board concluded that, in its business judgment, the terms of the New Sub-Advisory Contract with respect to the Portfolio are fair and reasonable to the Portfolio and that approval of the New

Sub-Advisory Contract is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the New Sub-Advisory Contract, and based on the information provided and Management’s related representations, the Board concluded that it was satisfied with Management’s responses relating to the fees payable by the Portfolio under the New Sub-Advisory Contract. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Contract for the Portfolio.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
103 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-VIT3AIS (1224)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the reporting period.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

None during the reporting period.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7. Aggregate amount of $5,639 was paid during the reporting period.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in the financial statements filed under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Not applicable.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

Date: March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

Date: March 10, 2025

By	/s/ Todd Modic
Todd Modic
Principal Financial Officer

Date: March 10, 2025